UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 3, 2014

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	98-0438382
(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

O’Hara House, 3 Bermudiana Road, Hamilton, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 296-1431

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On April 3, 2014, Central European Media Enterprises Ltd. (“CME”) and J.P. Morgan Securities LLC (“J.P. Morgan”) entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”) whereby CME engaged J.P. Morgan to act as the exclusive dealer manager in the United States of America and certain other jurisdictions other than the Czech Republic in connection with CME’s previously-announced rights offering (the “Rights Offering”).  J.P. Morgan will receive up to $1,750,000 in fees for acting as dealer manager, consisting of, if the Rights Offering closes, (i) a base fee equal to $750,000 and (ii) a variable fee of up to $1,000,000, that will be payable in proportion to CME’s eligible shareholders other than Time Warner Media Holdings B.V. who exercise rights in the Rights Offering.  CME will also reimburse J.P. Morgan for fees and expenses of its legal counsel incurred in connection with its role as dealer manager in an amount up to $600,000.

The Dealer Manager Agreement contains customary representations, warranties and agreements by CME and customary conditions to closing, indemnification obligations of CME and J.P. Morgan, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions.

J.P. Morgan and its affiliates have from time to time performed, and may in the future perform, various financial advisory and investment banking services for CME and for its affiliates in the ordinary course of business for which they have received and would receive customary compensation.

The Rights Offering is being made pursuant to a prospectus included in a registration statement on Form S-3 (File No. 333-194209) filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2014 and amended on March 21, 2014 (the “Registration Statement”).  The Registration Statement has been declared effective by the SEC.  The above description of the Dealer Manager Agreement is incomplete and qualified in its entirety by reference to the complete text of the Dealer Manager Agreement, a copy of which was filed as Exhibit 1.1 to the Registration Statement and is incorporated herein by reference.

Before you participate in the Rights Offering, you should read the prospectus contained in the Registration Statement and other documents CME has filed with the SEC for more complete information about CME and the Rights Offering.  You may get these documents for free by visiting the SEC’s website at www.sec.gov.  The Registration Statement can be accessed on CME’s website at http://www.cetv-net.com/en/investors/sec-filings.php?t=o.  The Rights Offering may be made only by means of a prospectus, copies of which may be obtained from the subscription and information agent, Broadridge Corporate Issuer Solutions, Inc. at +1 (855) 793-5068 (toll-free).

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, and there shall not be any offer, solicitation or sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit 1.1

Dealer Manager Agreement, dated as of April 3, 2014, between Central European Media Enterprises Ltd. and J.P. Morgan Securities LLC (incorporated by reference to the previously filed amendment to the Registration Statement on Form S-3, filed on March 21, 2014).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

Date: April 9, 2014	/s/ David Sturgeon
David Sturgeon
Acting Chief Financial Officer